SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 18, 2008 (November 14, 2008)
FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (229) 226-9110
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On November 14, 2008, the Board of Directors of Flowers Foods, Inc. (the “company”) amended and restated the company’s Amended and Restated Bylaws to clarify shareholder proposal advance notice procedures and expand shareholder disclosure required in connection with making shareholder proposals. The new Amended and Restated Bylaws became effective on November 14, 2008. A copy of the Amended and Restated Bylaws, as amended, is filed with this Report as Exhibit 99 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
The following exhibits are furnished as part of this Report:

Exhibit Number	Description

99	Amended and Restated Bylaws of Flowers Foods, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ Stephen R. Avera
	Name:	Stephen R. Avera
	Title:	Sr. Vice-President, Secretary and General Counsel

Date: November 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

99	Amended and Restated Bylaws of Flowers Foods, Inc.